The Tocqueville Trust

    Supplement Dated April 1, 1999 to Prospectus Dated February 28, 1999

The following information supplements and supersedes any contrary information contained in the February 28, 1999 Prospectus of the Tocqueville Trust.

                              FINANCIAL HIGHLIGHTS

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                              THE TOCQUEVILLE FUND
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                                          Year Ended October 31,

                                          1998   1997   1996    1995   1994
                                          ----   ----   ----    ----   ----
  Per share operating performance
  (For a share outstanding throughout
   the period)
  Net asset value, beginning of period   $20.21 $15.85 $14.07  $13.74  $13.67
                                         ------ ------ ------  ------  ------

  Income from investment operations
  Net investment income                    0.06   0.06   0.07    0.15    0.12
  Net realized and unrealized
  gain(loss)                             (0.93)   5.15   2.92    1.70    0.88
                                         ------  -----  -----   -----   -----

  Total from investment operations       (0.87)   5.21   2.99    1.85    1.00
                                         ------  -----  -----   -----   -----

  Less distributions
  Dividends from net investment income   (0.06)  (0.06) (0.15)  (0.11)  (0.14)
  Distributions from net realized gains  (2.28)  (0.79) (1.06)  (1.41)  (0.79)
                                         ------  ------ ------  ------  ------

  Total distributions                    (2.34)  (0.85) (1.21)  (1.52)  (0.93)
                                         ------  ------ -----   ------  ------

  Change in net asset value for
  the period                             (3.21)    4.36   1.78    0.33    0.07
                                         ------  ------ ------  ------  ------

  Net asset value, end of period         $17.00  $20.21 $15.85  $14.07  $13.74
                                         ------  ------ ------  ------  ------

  Total Return (b)                        (4.6)%   34.5%  22.7%   16.0%    7.7%

  Ratios/sopplemental data
  Net assets, end of period (000)       $61,566 $64,998 $42,414 $33,438 $29,140
  Ratio to average net assets:
    Expense (a)                           1.39%    1.40%  1.49%   1.54%   1.54%
    Net investment income (loss            .35%     .34%   .44%   1.07%    .87%

  Portfolio turnover rate                   35%      48%    48%     47%     52%

  (a) Net of fees waived amounting to 0.25%, 0.16% and 0.02% of average net assets for the periods ended October 31, 1997,October 31, 1996 and October 31, 1995 respectively.
  (b) Does not include maximum sales charge of 4%
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                            THE TOCQUEVILLE GOLD FUND
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                                                       Period from
                                                       June 29, 1998 to
                                                       October 31, 1998
                                                       -----------------
     Per share operating performance (For a share outstanding throughout the period) Net asset value, beginning of period $10.00
                                                            ------

     Income from investment operations
     Net investment income                                    0.00
     Net realized and unrealized gain (loss)                  0.76
                                                             -----

     Total from investment operations                         0.76
                                                             -----

     Less distributions
     Dividends from net investment income                       -
     Distributions from net realized gains                      -
                                                             -----

     Total distributions                                        -
                                                             -----

     Change in net asset value for the period                 0.76
                                                             -----

     Net asset value, end of period                         $10.76
                                                            ------

     Total Return (b)                                         7.6 %

     Ratios/sopplemental data
     Net assets, end of period (000)                        $8,229
     Ratio to average net assets:
         Expense (a)                                          1.98%(c)
         Net investment income (loss) (a)                     0.06%(c)

     Portfolio turnover rate                                    1 %

     (a) Net of fees waived amounting to 2.25% of average net assets for the period ended October 31, 1998.
     (b) Does not include maximum sales charge of 4%.
     (c) Annualized
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                             Tocqueville Asset Management
                          1675 Broadway, New York, NY 10019
                                   (212) 698-0800